UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


                                  June 26, 2002
                                 Date of Report
                      (Date of earliest  event  reported):

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                          000-25429               65-0832025
-----------------------------         -----------------      ------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                  file number)           Identification No.)


3 Main Street
Oak Ridge, TN                                                       37830
-----------------------------------------                    -------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (865) 482-8480


                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                 Seth A. Farbman, P.C
                                 Seth A. Farbman, Esq.
                                 301 Eastwood Road
                                 Woodmere, NY 11598
                                 Phone:(516)569-6089
                                 Facsimile:(516)569-6084

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 ITEM  8.     CHANGE  IN  FISCAL  YEAR  OF  THE  REGISTRANT

     On June 26, 2002, the registrant changed its fiscal year end from the last day in February to December 31. The registrant's fiscal year was changed to conform to the fiscal year of its subsidiary, Diversified Product Investigations, Inc. The report covering the three and six month periods ending June 30, 2002 will be filed by the registrant on Form 10-QSB which is due on August 14, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DIVERSIFIED PRODUCT INSEPCTIONS, INC.



                                    By:  /s/ John Van Zyll
                                    --------------------------------
                                    John Van Zyll,
                                    Chief Executive Officer
                                    (Principal Executive Officer and Principal
                                     Accounting Officer